AmeriCann

INNOVATION FOR THE NEXT GREAT INDUSTRY



BUILDING 3
BUILDING 2
BUILDING 2 EXPANSION
CORIDOR= 11,337 SF
VEG. GROWTH= 19,409 SF
GREENHOUSE= 105,367 SF
VEG. GROWTH= 8,402 SF
GREENHOUSE= 20,161 SF
GREENHOUSE EXPANSION= 79,595 SF
VEG. GROWTH= 8,402 SF
GREENHOUSE= 20,161 SF
GRAPHIC SCALE

BUILDING II

Massachusetts Medical Cannabis Center

Freetown, MA

SCHEMATIC SITE PLAN